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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 29, 2005

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-32259                                 94-3267295
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       (Commission File Number)              (IRS Employer Identification No.)

 881 Martin Avenue, Santa Clara, California               95050
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  (Address of Principal Executive Offices)              (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 29, 2005, Align Technology, Inc. ("Align") committed to purchase additional capacity sterolithography (SLA) manufacturing equipment from 3D Systems, Inc. Align has agreed to purchase the equipment for approximately $3.7 million, including an initial deposit of $0.8 million to be paid in the third quarter of 2005. The remaining balance is to be paid during 2006 based on the delivery dates for each machine. In the event Align does not accept delivery of any of the systems on or before December 31, 2006, Align has agreed to pay 3D Systems an amount equal to approximately 60% of the purchase price for each such system that is not shipped, and the order for that system will be cancelled. Align committed to the equipment purchase in order to secure favorable pricing, delivery schedule and manufacturing capacity through at least mid 2007.

Forward-Looking Statements

     This report contains forward-looking statements, including statements regarding Align's statement that the purchase of the SLA equipment will secure manufacturing capacity through at least mid 2007. Forward-looking statements contained in this report relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, higher than expected demand for Invisalign system. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which was filed with the Securities and Exchange Commission on March 3, 2005, and its Quarterly Reports on Form 10-Q, which was filed with the Securities and Exchange Commission on May 5, 2005. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2005                         ALIGN TECHNOLOGY, INC.


                                              By: /s/ Roger E. George
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                                                  Roger E. George
                                                  Vice President, Legal Affairs,
                                                  General Counsel and
                                                  Corporate Secretary